Exhibit 32(a)

18 U.S.C. SECTION 1350 CERTIFICATION

I, William R. Johnson, Chairman, President and Chief Executive Officer, of H. J. Heinz Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:

1. The Company’s periodic report on Form 10-Q for the period ended August 2, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2006

/s/  William R. Johnson
Name: William R. Johnson
Title: Chairman, President and
Chief Executive Officer